UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15 (d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



 Date of Report (Date of Earliest Event Reported): April 7, 2006 (April 6, 2005)

                            CRIMSON EXPLORATION INC.
               (Exact Name of Registrant as Specified in Charter)


           Delaware                       1-12108            20-3037840
(State or Other Jurisdiction of  (Commission File Number)   (IRS Employer
        Incorporation)                                    Identification No.)


          480 N. Sam Houston Parkway E., Suite 300, Houston Texas 77060
                    (Address of Principal Executive Offices)

                                 (281) 820-1919
              (Registrant's telephone number, including area code)

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02         Fourth Quarter and Year End Financial Results for 2005.

                  On April 6, 2006, Crimson Exploration Inc. issued a press release announcing details of its fourth quarter and year end 2005 financial results. The press release is included in this report as Exhibit 99.1.

                  The information contained in Exhibit 99.1 is incorporated herein by reference. The information in this Current Report is being furnished and shall not be deemed "filed" for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in this Current Report shall not be incorporated by reference into any registration statement or other document pursuant to the Securities Act of 1933, as amended.

Item 9.01         Financial Statements and Exhibits.

(c)           Exhibits

Exhibit Number       Description
--------------       -----------
Exhibit 99.1         Press Release dated April 6, 2006



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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                            CRIMSON EXPLORATION INC.

Date:    April 7, 2006      /s/ E. Joseph Grady
                            --------------------------------------
                             E. Joseph Grady
                             Senior Vice President and Chief Financial Officer


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                                  Exhibit Index

Exhibit Number         Description
--------------         -----------
Exhibit 99.1           Press Release dated April 6, 2006